GREAT AMERICAN FINANCIAL RESOURCES, INC.

EXHIBIT 31(a)

SARBANES-OXLEY SECTION 302(a) CERTIFICATIONS
I, S. Craig Lindner, the principal executive officer of Great American Financial Resources, Inc., certify that:
1.	I have reviewed this annual report on Form 10-K of Great American Financial
Resources, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

       (a)  designed such disclosure controls and procedures, or caused such disclosure    controls and procedures to be designed under our supervision, to ensure that material    information relating to the registrant, including its consolidated subsidiaries, is made    known to us by others within those entities, particularly during the period in which this    report is being prepared;

       (b)  evaluated the effectiveness of the registrant's disclosure controls and    procedures and presented in this report our conclusions about the effectiveness of the    disclosure controls and procedures, as of the end of the period covered by this report    based on such evaluation; and

       (c)  disclosed in this report any change in the registrant's internal control over    financial reporting that occurred during the registrant's most recent fiscal quarter    (the registrant's fourth fiscal quarter in the case of an annual report) that has    materially affected, or is reasonably likely to materially affect, the registrant's    internal control over financial reporting; and

5.	The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal controls over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

       (a)  all significant deficiencies and material weaknesses in the design or    operation of internal control over financial reporting which are reasonably likely to    adversely affect the registrant's ability to record, process, summarize and report    financial information; and

(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting; and

6.	The registrant's other certifying officer and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:	March 12, 2004	/s/ S. Craig Lindner
S. Craig Lindner
Chief Executive Officer